                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF
                  SERIES A SENIOR SUBORDINATED NOTES DUE 1999
                     (INCLUDING THOSE IN BOOK-ENTRY FORM)

                                      OF

                              CCA HOLDINGS CORP.

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of CCA Holdings Corp. (the "Company") made pursuant to the Prospectus, dated July 29, 1997 (the "Prospectus"), if certificates for the outstanding Series A Senior Subordinated Notes Due 1999 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Harris Trust and Savings Bank (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) as well as all tendered Notes in proper form for transfer (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at the Depository Trust Company) and all other documents required by the Letter of Transmittal must also be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                 HARRIS TRUST AND SAVINGS BANK, EXCHANGE AGENT

                      By Mail, Hand or Overnight Courier:

        By Mail:                 By Facsimile:                By Hand:
Harris Trust and Savings   Harris Trust and Savings   Harris Trust and Savings
          Bank                       Bank                       Bank
   Wall Street Station          (212) 701-7636             Receive Window
      P.O. Box 1023             (212) 701-7640             77 Water Street
 New York, NY 10268-1023                                      4th Floor

                                                         New York, NY 10005

                             Confirm by Telephone:
  By Overnight Courier:         (212) 701-7663
Harris Trust and Savings
          Bank

     77 Water Street
        4th Floor
   New York, NY 10005

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered:

$ ________________________________________

Certificate Nos. (if available):

------------------------------------------

Total Principal Amount Represented by Certificate(s):

$ ________________________________________

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representative, successors and assigns of the undersigned.

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                               PLEASE SIGN HERE

X ________________________________________

                                              ---------------------------------


                                              ---------------------------------
X ________________________________________    Date
 Signatures(s) of Owner(s) or Authorized
                Signatory

Area Code and Telephone Number: __________

--------
(1)Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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

  Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                     Please print name(s) and address(es)


Name(s):
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Capacity:
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Address(es):
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Account Number:
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

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three business days after the Expiration Date.

Name of Firm:
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Address:
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Area Code &
Telephone No.:
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Authorized Signature:
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Name:
                     ----------------------------------------------------------
                                     (Please type or print)
Title:
                     ----------------------------------------------------------
Date:
                     ----------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.


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